                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 2 TO
                          REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of April __, 2003, by and between CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation, with its principal office located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215 (the "Corporation"), and PMI MEZZANINE FUND, L.P., a Delaware limited partnership, with its principal office at 610 Newport Center Drive, Newport Beach, California 92660 (the "Investor").

                                    RECITALS

         WHEREAS, the Company and the Investor are parties to that certain Registration Rights Agreement, dated as of December 31, 1998, as amended by that certain Amendment to Registration Rights Agreement dated as of March 5, 2001 (as so amended, the "Registration Rights Agreement");

         WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in accordance with the amendment provision of Section 14(a) thereof, as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Registration Rights Agreement as amended hereby.

         2. Amendments to Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

            (a) The definition of "Registrable Stock" set forth in Section 1 of the Registration Rights Agreement is amended and restated in its entirety to read as follows:

         "Registrable Stock" means all shares of the Corporation's common stock, $0.01 par value (the "Common Stock"), issued or issuable upon conversion of the Convertible, Subordinated Notes, due February 28, 2007 (as amended from time to time, the "Notes"), issued by the Corporation pursuant to that certain Note Purchase Agreement of even date herewith between the Investor and the Corporation (as amended from time to time, the "Note Purchase Agreement"), and held by the original purchaser of such Notes or by a person to whom Registration rights have been transferred pursuant to the provisions of this Agreement, all shares of Common Stock issued in lieu of such shares in any reorganization of the Corporation and all shares of Common Stock issued in respect of such shares as a result of a stock split, stock dividend, recapitalization, or combination.

            (b) Section 2(b) of the Registration Rights Agreement is hereby amended by deleting the phrase "the earlier of (i) the next date upon which the Corporation becomes eligible to file a registration statement on Form S-3, and
(ii) December 5, 2002" in the first sentence thereof, and substituting in lieu thereof the phrase "December 5, 2003".

         3. Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the local laws of the State of Delaware and not the choice of law rules of such state. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of Delaware or of the United States of America for the District of Delaware, and, by execution and delivery of this Amendment, each of the Corporation and the Investor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Corporation irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Corporation at its address set forth herein, such service to become effective thirty (30) days after such mailing.

         4. Entire Amendment. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Registration Rights Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Registration Rights Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed part of and is hereby incorporated into the Registration Rights Agreement.

         5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         6. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Registration Rights Agreement to be executed and delivered as of the date first written above.

                                       CORRECTIONS CORPORATION OF
                                       AMERICA, a Maryland corporation


                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------


                                       PMI MEZZANINE FUND, L.P., a Delaware
                                       limited partnership

                                       By    Pacific Mezzanine Investors, LLC, a
                                             Delaware limited liability company,
                                             its General Partner


                                             By:
                                                 -------------------------------

                                             Its:
                                                 -------------------------------

                                       Address:

                                       610 Newport Center Drive, Suite 1100
                                       Newport Beach, California 92660
                                       Attention:  Robert Bartholomew
                                       Telefacsimile:  (949) 720-4222